Exhibit 10.6

FORM OF GREENLIGHT CAPITAL RE, LTD.

2004 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”), made as of the                             (the “Grant Date”) by and between Greenlight Capital Re, Ltd., a company incorporated under the laws of the Cayman Islands (the “Company”), and                (the “Grantee”), evidences the grant by the Company of a stock award of restricted Shares (the “Award”) to the Grantee on such date and the Grantee’s acceptance of the Award in accordance with the provisions of the Amended and Restated 2004 Stock Incentive Plan (the “Plan”). Any capitalized terms not defined herein shall have the meaning ascribed to them as set forth in the Plan.

The Company and the Grantee agree as follows:

1. Basis and Payment for Award. This Award is made under the Plan pursuant to Section 7 thereof for services to be rendered to the Company by the Grantee. Upon the Grant Date, the Grantee shall pay the Company $            by check which is equal to the par value of the Shares.

2. Stock Awarded.

(a) The Company hereby awards to the Grantee, in the aggregate,              Shares, subject to the restrictions and conditions set forth in the Plan and in this Agreement (“Restricted Stock”).

(b) Each certificate issued in respect of the Restricted Stock shall be registered in the Grantee’s name and deposited by him with the Company and shall bear the following (or a similar) legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE RESTRICTED STOCK AWARD AGREEMENT DATED AS OF                     , ENTERED INTO BETWEEN THE REGISTERED OWNER AND GREENLIGHT CAPITAL RE, LTD.”

At the expiration of the restrictions applied to the Restricted Stock pursuant to Section 2(d) of this Agreement, the Company shall redeliver to the Grantee (or his legal representative, beneficiary or heir) share certificates for the Shares deposited with it without any legend except as otherwise provided by the Plan, this Agreement, the Shareholders’ Agreement dated as of August 11, 2004 by and among the Company and each of the signatories thereto (the “Shareholders’ Agreement”) or as otherwise required by applicable law. The Grantee shall have the right to receive dividends on and to vote the Restricted Stock while it is held in custody except as otherwise provided by the Plan. Notwithstanding the foregoing, the Company shall retain custody of all dividends made or declared with respect to the Restricted Stock and such retained distributions shall be subject to the same restrictions on terms and conditions as are

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applicable to the Restricted Stock. No interest shall be paid on any dividends retained by the Company.

(c) As a condition of the grant, the Grantee shall be required to sign the Shareholders’ Agreement.

(d) Except as provided in the Plan or this Agreement, the restrictions on the Restricted Stock are that the Shares will be mandatorily repurchased for par value and cancelled by the Company and all of the Grantee’s rights to such Shares shall immediately terminate, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Committee, excluding the Grantee if he so serves on the Committee.

3. Vesting. The restrictions described in Section 2 of this Agreement will lapse with respect to 100% of the Restricted Stock upon the third anniversary; provided, that, the Grantee is still in Continuous Service with the Company on such vesting date. Except as otherwise specifically provided herein, if the Grantee’s service terminates for any reason at any time prior to the vesting date, the unvested Restricted Stock shall automatically be repurchased for par value and cancelled by the Company upon such termination of Continuous Service.

4. Compliance with Laws and Regulations. The issuance and transfer of Shares shall be subject to compliance by the Company and the Grantee with the Memorandum and Articles of Association of the Company, all applicable requirements of securities and other applicable laws and with all applicable requirements of any stock exchange on which the Shares may be listed at the time of such issuance or transfer. The Grantee understands that the Company is under no obligation to register or qualify the Shares with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission or any stock exchange to effect such compliance.

5. Company; Grantee.

(a) The term “Company” as used in this Agreement with reference to Continuous Service shall include the Company and its Affiliates, as appropriate.

(b) Whenever the word “Grantee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the successors, beneficiaries, the executors, the administrators, or the person or persons to whom the Restricted Stock may be transferred by will or by the laws of descent or distribution, the word “Grantee” shall be deemed to include such person or persons.

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6. Tax Withholding.

(a) To the extent required by law, the Grantee agrees that, subject to clause 6(b) below, no later than the date as of which the restrictions on the Restricted Stock shall lapse with respect to all or any of the Restricted Stock covered by this Agreement, the Grantee shall pay to the Company (in cash or to the extent permitted by the Committee, Shares held by the Grantee whose Fair Market Value is equal to the amount of the Grantee’s tax withholding liability) any federal, state or local taxes of any kind required by law to be withheld, if any, with respect to the Restricted Stock for which the restrictions shall lapse. The Company or its Affiliates shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares of Restricted Stock.

(b) If the Grantee properly elects, within thirty (30) days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the Fair Market Value as of the Grant Date of the Restricted Stock granted hereunder pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to the extent required by law, the Grantee shall pay to the Company, or make other arrangements satisfactory to the Committee to pay to the Company in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares. If the Grantee fails to make such payments, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to such Shares.

7. Amendment of Award. Subject to Section 15 of this Agreement, the Board at any time, and from time to time, may amend the terms of this Award; provided, however, that the Grantee’s rights under this Award shall not be impaired by any such amendment unless (i) the Company requests the Grantee’s consent and (ii) the Grantee consents in writing.

8. No Impairment of Rights. Subject to Section 15 of this Agreement, suspension or termination of the Plan shall not impair any rights and obligations under this Award while the Plan is in effect except with the Grantee’s written consent.

9. Representations and Warranties of Grantee. The Grantee represents and warrants to the Company that:

(a) Agrees to Terms of the Plan. The Grantee has received a copy of the Plan and has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. The Grantee acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock or disposition of the Shares once vested, and that the Grantee should consult a tax advisor prior to such time.

(b) Purchase for Own Account for Investment. The Grantee is receiving the Shares for the Grantee’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Grantee has no present intention of selling or otherwise

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disposing of all or any portion of the Shares and no one other than the Grantee has any beneficial ownership of any of the Shares.

(c) Access to Information. The Grantee has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that the Grantee reasonably considers important in making the decision to purchase the Shares, and the Grantee has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(d) Understanding of Risks. The Grantee is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the restrictions on transferability of the Shares (e.g., that the Grantee may not be able to sell or dispose of the Shares or use them as collateral for loans); and (iv) the tax consequences of investment in the Shares. The Grantee is capable of evaluating the merits and risks of this investment, has the ability to protect the Grantee’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

(e) No General Solicitation. At no time was the Grantee presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

(f) Cooperation. The Grantee agrees to sign such additional documentation as may reasonably be required from time to time by the Company.

(g) Residence. The Grantee represents that the address indicated under his name on the signature page of this Agreement is his principal residence.

(h) Accredited Investor. The Grantee represents that he is an “Accredited Investor” within the meaning of Rule 501(a) of Regulation D, as promulgated under Section 5 of the Securities Act.

10. Compliance with Securities Laws. The Grantee understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Shares is expressly conditioned upon compliance with the Securities Act and all applicable securities laws. The Grantee agrees to cooperate with the Company to ensure compliance with such laws.

11. Restricted Securities.

(a) No Transfer Unless Registered or Exempt. The Grantee understands that the Grantee may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable securities laws or unless, in the opinion of U.S. counsel to the Company, exemptions from such registration and qualification requirements are also available. The Grantee understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. The Grantee has also been advised that exemptions from registration and qualification may not be available or

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may not permit the Grantee to transfer all or any of the Shares in the amounts or at the times proposed by the Grantee.

(b) SEC Rule 144. In addition, the Grantee has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). The Grantee understands that Rule 144 may indefinitely restrict transfer of the Shares so long as the Grantee remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

(c) SEC Rule 701. If the Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act, the Shares may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Shares to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 13 of this Agreement or any agreement entered into by the Grantee. Affiliates must comply with the provisions (in addition to the holding period requirements) of Rule 144.

12. Restrictions on Transfers.

(a) Disposition of Shares. The Grantee hereby agrees that the Grantee shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until:

1.	The Grantee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
2.

The Grantee shall have complied with all requirements of this Agreement, the Shareholders’ Agreement, the Memorandum and Articles of Association of the Company and the Plan applicable to the disposition of the Shares;

3.

The Grantee shall have provided the Company with written assurances, in form and substance satisfactory to U.S. counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

4.

The Grantee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the securities laws referred to herein.

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(b) Restriction on Transfer. The Grantee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares, except as permitted by this Agreement, the Plan, the Memorandum and Articles of Association of the Company and the Shareholders’ Agreement.

(c) Transferee Obligations. Each person to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and the Plan and that the transferred Shares are subject to (i) the market stand-off provisions of Section 13 hereof and (ii) the Drag-Along Rights set forth in Section 3 of the Shareholders’ Agreement, to the same extent such Shares would be so subject if retained by the Grantee.

(d) Compliance with Cayman Islands Regulatory Requirements. So long as Greenlight Reinsurance Ltd. is a holder of a Category B Insurance License or any other insurance license granted under the provisions of the Insurance Law or any other insurance license granted under the provisions of the Insurance Law (2004 Revision) of the Cayman Islands, the Grantee shall not without the prior consent of the Cayman Islands Monetary Authority, transfer or dispose of in any manner the legal or beneficial interest in such number of Shares that would constitute a transfer or disposal of more than 5% of the beneficial interest in the issued share capital of Greenlight Reinsurance Ltd.

13. Market Standoff Agreement. In the case of the initial underwritten public offering by the Company of the Shares, if the officers and directors of the Company agree not to effect any disposition of any equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), the Grantee agrees to the same during the 180-day period (or such longer period as may be reasonably requested by the underwriter of such offering) beginning on the effective date of such registration statement (except as a part of such registration); provided, that, the Grantee has received written notice of such registration prior to such effective date; provided, however, that any waiver of the foregoing restriction by the Company or the Company’s underwriters shall apply to all persons subject to such restrictions pro rata based on the number of Shares owned.

14. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The Grantee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state, U.S. Federal or foreign securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between the Grantee and the Company or any agreement between the Grantee and any third party:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT

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BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COMPANY AT ITS OPTION RECEIVES AN OPINION OF COUNSEL OF THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS AND UNLESS, WHERE APPLICABLE, THE PRIOR APPROVAL OF THE CAYMAN ISLANDS MONETARY AUTHORITY HAS BEEN OBTAINED.

IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS IN THE COMPANY’S MEMORANDUM AND ARTICLES OF ASSOCIATION, AND PURSUANT TO A SHAREHOLDERS’ AGREEMENT DATED AS OF AUGUST 11, 2004 AMONG THE COMPANY AND CERTAIN OF THE COMPANY’S SHAREHOLDERS. A COPY OF SUCH ARTICLES OF ASSOCIATION AND SHAREHOLDERS’ AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE SECURITIES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS IN THE RESTRICTED STOCK AWARD AGREEMENT DATED AS OF SEPTEMBER 20, 2004 ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.”

(b) Stop-Transfer Instructions. The Grantee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company will not be required (i) to register any transfer of Shares on its register of members any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

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15. Adjustment Upon Changes in Capitalization. Awards may be adjusted as provided in the Plan, including, without limitation, Section 11 of the Plan. The Grantee, by his execution and entry into this Agreement, irrevocably and unconditionally consents and agrees to any such adjustments as may be made at any time hereafter and hereby undertakes to vote in favor of any such adjustments required to be approved by the members of the Company.

16. Incorporation of Plan by Reference. The Award is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Award shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

17. Governing Law; Modification. The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by, and determined in accordance with, the laws of the Cayman Islands.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

GREENLIGHT CAPITAL RE, LTD.

By:
Name:
Title:

Grantee

Address

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